                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __ )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement, if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------

     3)   Filing Party:

          ---------------------------------------------------------

     4)   Date Filed:

          ---------------------------------------------------------

                             [Excelsior-Henderson Logo]



                           EXCELSIOR-HENDERSON MOTORCYCLE
                                MANUFACTURING COMPANY
                                  805 HANLON DRIVE
                           BELLE PLAINE, MINNESOTA  56011
                                   (612) 873-7000



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held at the offices of the Company, 805 Hanlon Drive, Belle Plaine, Minnesota, at 10:30 a.m., Central Daylight Time, on Saturday, July 25, 1998.

     The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

     We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.



          Sincerely,



          Daniel L. Hanlon                 David P. Hanlon
          CO-FOUNDERS, CO-CHAIRMEN AND CO-CHIEF EXECUTIVE OFFICERS



June 27, 1998

                           EXCELSIOR-HENDERSON MOTORCYCLE
                               MANUFACTURING COMPANY

                                 -----------------

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON JULY 25, 1998

                                 -----------------

     The Annual Meeting of Shareholders of Excelsior-Henderson Motorcycle Manufacturing Company will be held at the offices of the Company, 805 Hanlon Drive, Belle Plaine, Minnesota, at 10:30 a.m., Central Daylight Time, on Saturday, July 25, 1998 for the following purposes:

     1.   To elect five directors for a one-year term.

     2. To approve an amendment to the Company's Articles of Incorporation increasing the Company's authorized capital stock from 23,333,332 shares to 32,000,000 shares of which 7,000,000 would be classified as Preferred Stock and 25,000,000 would be classified as Common Stock.

     3. To approve the Excelsior-Henderson Motorcycle Manufacturing Company Amended and Restated 1995 Stock Plan, which includes reserving 533,333 additional shares of Common Stock for future awards and setting at 300,000 the maximum number of shares covered by options that may be awarded to an employee in any fiscal year.

     4. To approve the Excelsior-Henderson Team Stock Purchase Plan, which provides eligible employees of the Company the opportunity to purchase Common Stock.

     5. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending January 2, 1999.

     6. To transact such other business as may properly be brought before the meeting.

     The Board of Directors has fixed May 26, 1998 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

     YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID REPLY ENVELOPE AS QUICKLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE, AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.

                              By Order of the Board of Directors,




                              Gale R. Mellum
                              SECRETARY

Belle Plaine, Minnesota
June 27, 1998

                              ------------------------

                                  PROXY STATEMENT

                              ------------------------

                                GENERAL INFORMATION

     The enclosed proxy is being solicited by the Board of Directors of Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation (the "Company"), for use in connection with the Annual Meeting of Shareholders to be held on Saturday, July 25, 1998 at the offices of the Company, 805 Hanlon Drive, Belle Plaine, Minnesota, at 10:30 a.m., Central Daylight Time, and at any adjournments thereof. Only shareholders of record at the close of business on May 26, 1998 will be entitled to vote at such meeting or adjournment. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. A shareholder executing a proxy retains the right to revoke it at any time before it is exercised by notice in writing to the Secretary of the Company of termination of the proxy's authority or a properly signed and duly returned proxy bearing a later date.

     The address of the principal executive office of the Company is 805 Hanlon Drive, Belle Plaine, Minnesota 56011 and the telephone number is (612) 873-7000. The mailing of this Proxy Statement and the Board of Directors' form of proxy to shareholders will commence on or about June 27, 1998.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telegram or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

     The Common Stock of the Company, par value $.01 per share, is the only authorized and issued voting security of the Company. At the close of business on May 26, 1998 there were 13,028,897 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of each proposal presented in this Proxy Statement. A shareholder voting through a proxy who abstains with respect to any matter is considered to be present and entitled to vote on such matter at the meeting and is in effect a negative vote. However, a shareholder (including a broker) who does not give authority to vote, or withholds authority to vote, on any proposal shall not be considered present and entitled to vote on such proposal.

            SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of May 7, 1998, the number of shares of Common Stock beneficially owned by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each executive officer named in the Summary Compensation Table, by each director, and by all officers and directors as a group. All persons have sole voting and dispositive power over such shares unless otherwise indicated.


   NAME AND ADDRESS              NUMBER                PERCENTAGE OF
 OF BENEFICIAL OWNER:          OF SHARES             OUTSTANDING SHARES
-------------------------     ------------           ------------------
 Directors and executive
 officers
    Daniel L. Hanlon(1)       1,791,998(2)               13.8%
    David P. Hanlon(1)        1,468,000(3)               11.3
    Allan C. Hurd                43,334(4)                 *
    Thomas M. Rootness           61,734(5)                 *
    David L. Auringer            13,333(6)                 *
    John B. Donahue              27,801(7)                 *
    Wayne M. Fortun              23,267(7)                 *
    David R. Pomije             245,044(8)               1.9
    Directors and
    Officers, as a group
    (8 persons)               3,674,511(9)               27.9


__________________
*    Less than one percent.
(1) The address of Daniel and David Hanlon is 805 Hanlon Drive, Belle Plaine, MN 56011.
(2) Includes 30,665 shares of Common Stock held in trusts for which Mr. Hanlon's spouse acts as custodian.
(3)  Includes 1,333 shares of Common Stock owned by Mr. Hanlon's son.
(4) Includes options to purchase 43,334 shares of Common Stock exercisable within 60 days of May 7, 1998.
(5) Includes options to purchase 31,334 shares of Common Stock exercisable within 60 days of May 7, 1998.
(6) Includes options to purchase 13,333 shares of Common Stock exercisable within 60 days of May 7, 1998. Mr. Auringer was an executive officer of the Company during fiscal 1997 but is no longer an executive officer or employee of the Company.
(7) Includes options to purchase 16,667 shares of Common Stock exercisable within 60 days of May 7, 1998.
(8) Includes options to purchase 10,000 shares of Common Stock exercisable within 60 days of May 7, 1998.
(9) Includes options to purchase up to 131,335 shares of Common Stock exercisable within 60 days of May 7, 1998.


                               ELECTION OF DIRECTORS

     The business of the Company is managed under the direction of a Board of Directors, with the number of directors fixed from time to time by the Board of Directors. The Board of Directors has fixed at five the number of directors to be elected to the Board at the 1998 Annual Meeting of Shareholders and has nominated the five persons named below for election as directors, each to serve for a one-year term. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the five nominees named below.

     Each of the nominees is a current director of the Company and each has indicated a willingness to serve as a director for the one-year term. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

     Following is certain information regarding the nominees for the office of director:

     DANIEL L. HANLON, AGE 41

     Mr. Hanlon, a Co-Founder of the Company, is Co-Chief Executive Officer and Co-Chairman of the Board of the Company. Immediately prior to founding the Company in 1993, Mr. Hanlon worked as founder, President and Chief Executive Officer of EverGreen Solutions Inc., a manufacturer of degradable packaging materials, from 1990 to December 1993. Prior to 1990, Mr. Hanlon served as Controller of Midwest Importers, in sales branch management positions with Knutson Mortgage and Marquette banks, and in various accounting and strategic planning positions with EcoLab Inc. and Honeywell Inc. Mr. Hanlon received his B.A. and M.B.A. degrees from the University of St. Thomas, St. Paul, Minnesota. Mr. Hanlon has been riding motorcycles for over 28 years, ever since learning to ride on the family farm. Mr. Hanlon is a brother of David P. Hanlon.

     DAVID P. HANLON, AGE 45

     Mr. Hanlon, a Co-Founder of the Company, is Co-Chief Executive Officer and Co-Chairman of the Board of the Company. From 1984 to November 1993, Mr. Hanlon was the General Manager of the Michigan District for Rollins Leasing Corporation, a truck leasing company. Prior to 1984, Mr. Hanlon worked for three years as the District Manager of Gelco Truck Leasing in the Memphis, Tennessee district. Mr. Hanlon attended the University of St. Thomas, St. Paul, Minnesota and studied Business Administration. Mr. Hanlon has been riding motorcycles for 30 years, ever since learning to ride on the family farm. Mr. Hanlon is a brother of Daniel L. Hanlon.

     JOHN B. DONAHUE, AGE 54

     Mr. Donahue was elected as a director of the Company in April 1997. Mr. Donahue is an owner and President of Donahue Harley-Davidson and Delano Sports Center, a motorcycle and recreational product dealership in suburban Minneapolis, Minnesota. In 1995, Mr. Donahue was President of the Harley-Davidson Dealers Council, and has been on the Harley-Davidson Dealer Advisory Council since 1992. In addition, Mr. Donahue was on the Arctic Cat Advisory Board from 1984 to 1993 and the Kawasaki National Dealer Advisory Board from 1975 to 1980. Mr. Donahue has been involved with motorcycles since 1956.

     WAYNE M. FORTUN, AGE 49

     Mr. Fortun was elected as a director of the Company in April 1997. Mr. Fortun has been the Chief Executive Officer of Hutchinson Technology Incorporated since May 1996, President, Chief Operating Officer and a director since 1983. Hutchinson Technology, a publicly traded company, is the world's leading supplier of suspension assemblies for rigid magnetic disk drives. Mr. Fortun is also a director of G&K Services, Inc., a publicly held company, which provides and maintains commercial, institutional and industrial garments and other textile products for a variety of businesses and institutions. Mr. Fortun has been riding motorcycles for over 30 years.

     DAVID R. POMIJE, AGE 41

     Mr. Pomije was elected as a director of the Company in April 1997. Since April 1995, Mr. Pomije has been the Chairman of the Board and Chief Executive Officer of Funco, Inc., which he founded in 1988. From 1988 to April 1995, Mr. Pomije also served as President, Chief Financial Officer and Secretary. Funco, a publicly traded company, is a specialty retailer of interactive entertainment products. Mr. Pomije has been a motor sports enthusiast for over 25 years.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     The Board of Directors met five times during fiscal 1997. All incumbent directors attended at least 75% of the meetings of the Board and of the committees on which they served held during the periods for which they served as a director. The Company currently has an Audit Committee and a Compensation Committee. Following is a description of the functions performed by each of the Committees:

AUDIT COMMITTEE

     The Company's Audit Committee presently consists of Messrs. Fortun (Chairman) and Donahue. The Audit Committee makes recommendations concerning the selection and appointment of independent auditors, reviews the scope and findings of the completed audit, and reviews the adequacy and effectiveness of the Company's accounting policies and system of internal accounting controls. The Audit Committee met once during fiscal 1997.

COMPENSATION COMMITTEE

     The Company's Compensation Committee presently consists of Messrs. Pomije (Chairman) and Fortun. The Compensation Committee annually reviews and acts upon the compensation package for the Co-Chief Executive Officers and sets compensation policy for the other employees of the Company. In addition, the Compensation Committee acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers the Excelsior-Henderson Motorcycle Manufacturing Company 1995 Stock Plan and, subject to shareholder approval, the Excelsior-Henderson Team Stock Purchase Plan, both of which are discussed below. The Compensation Committee met once during fiscal 1997.

DIRECTOR COMPENSATION

     The Company's 1995 Stock Plan provides that a new outside director of the Company will be issued an option to purchase 10,000 shares of Common Stock upon joining the Board of Directors, with an exercise price equal to the fair market value of a share on the date of grant. Such options will vest one year from the date of grant and expire ten years from the date of grant. In addition, outside directors who have been in office more than six months receive an option to purchase 6,667 shares of Common Stock at each annual meeting of the Company's shareholders with an exercise price equal to the fair market value of a share on the date of grant. Such options vest at the next annual meeting of shareholders and expire ten years from the date of grant.

                                 EXECUTIVE OFFICERS

     Following is certain information regarding the current executive officers of the Company other than Daniel L. Hanlon and David P. Hanlon:

     ALLAN C. HURD, AGE 50

     Mr. Hurd has been Senior Vice President of Engineering and Manufacturing since May 1997 and was Vice President of Manufacturing and Operations from May 1996 to May 1997. From 1987 through May 1996, Mr. Hurd was employed by Triumph Motorcycles, LTD ("Triumph"), a motorcycle manufacturer located in England. At Triumph, Mr. Hurd was part of the management team responsible for establishing and operating all aspects of motorcycle production, including motorcycle design and development, factory development and layout, manufacturing equipment specification and acquisition and motorcycle production. From March 1991 to May 1996, Mr. Hurd was Production Engineering Manager, from July 1989 to February 1991, he was Design and Production Coordinating Manager and from May 1987 to July 1989, he was Chief Production Engineer. Mr. Hurd has a degree in Engineering from Kingston-upon-Hull College of Technology and is a member of the Institute of Electrical Engineers (Manufacturing Section) and the Institute of Management. Mr. Hurd has been riding motorcycles for 35 years.

     THOMAS M. ROOTNESS, AGE 50

     Mr. Rootness has been Senior Vice President of Finance and Administration since May 1997, has been Chief Financial Officer since March 1996 and was Vice President of Finance from March 1996 to May 1997. From September 1993 to March 1996, Mr. Rootness was Chief Financial Officer, Treasurer and Executive Vice President of Luigino's Inc., a large, multi-national manufacturer of frozen food entrees. From January 1992 to August 1993, Mr. Rootness was General/Plant Manager of the LaBounty Manufacturing division of The Stanley Works after The Stanley Works purchased LaBounty Manufacturing, Inc., a heavy construction equipment manufacturer and was the Chief Financial Officer of LaBounty Manufacturing from August 1990 until such purchase. Prior to 1990, Mr. Rootness served as President and Chief Financial Officer of National Screenprint, Inc., President, Chief Executive Officer and a director of The Barbers Hairstyling for Men and Women, Inc., a publicly traded company, and as President, Chief Operating Officer and a director of Dahlberg, Inc., at the time a publicly traded company. Mr. Rootness is a Certified Public Accountant and received a Bachelor of Arts in Accounting from the University of Minnesota-Duluth in 1969. Mr. Rootness has been riding motorcycles for over 25 years.

                               EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW AND PHILOSOPHY

     The Compensation Committee of the Board is composed entirely of outside directors. The members of the Compensation Committee are Messrs. Pomije and Fortun. The Compensation Committee annually reviews and acts upon the compensation package for the Co-Chief Executive Officers and sets compensation policy for the other employees of the Company. In addition, the Compensation Committee acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans.
The Compensation Committee also administers the Excelsior-Henderson Motorcycle Manufacturing Company 1995 Stock Plan and, subject to shareholder approval, the Excelsior-Henderson Team Stock Purchase Plan, both of which are discussed below. The objectives of the Company's executive compensation program are:

     -    to attract, retain, motivate and reward high caliber executives;

     - to foster teamwork and support the achievement of the Company's financial and strategic goals through performance based financial incentives; and

     - to align the executive officers' interests with the success of the Company and shareholders' interests through stock-based compensation.

     The Company's executive compensation program strives to be competitive with the compensation provided by comparable companies. The Compensation Committee periodically conducts a review of its executive compensation program. The purpose of this review is to ensure that the Company's executive compensation program is meeting the objectives listed above. In its review, the Compensation Committee considers data submitted by management and data and analysis provided by an independent consultant engaged by the Company to provide comparative information regarding the compensation provided by similarly situated companies.

EXECUTIVE OFFICER COMPENSATION PROGRAM

     The key components of the Company's executive officer compensation program are base salary, annual incentive bonus and stock options. These elements are described below. In determining compensation, the Committee considers all elements of an executive's compensation package. The Company does not currently have a policy with respect to the limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") on the deductibility of the qualifying compensation paid to its executives as it is likely that all such compensation will be deductible by the Company.

     BASE SALARY. The Compensation Committee annually reviews the base salary of the Co-Chief Executive Officers and the other executive officers. In determining appropriate salary levels, the Compensation Committee considers individual performance, level of responsibility, scope and complexity of the position, internal equity and salary levels for comparable positions at similarly situated companies and the recommendations of the Co-Chief Executive Officers with respect to the other executives. In determining base salary increases, the Compensation Committee also considers strategic planning, team building and operating results.

     ANNUAL INCENTIVE BONUS. The purpose of the Company's annual incentive bonus is to provide a direct financial incentive in the form of an annual cash bonus to the executive officers who achieve performance goals established by the Compensation Committee. The Compensation Committee determines the annual incentive bonus of the Co-Chief Executive Officers and, in conjunction with the Co-Chief Executive Officers, the annual incentive bonus of the other executives.

     Executives are eligible for target awards under the annual incentive program with maximum payouts currently ranging from 12% to 18% of base salary. The size of the maximum award is determined by the executive's position and competitive data for comparable positions at the similarly situated companies. The awards paid by the Company decrease or increase based on actual employee performance in achieving individual and Company goals.
For 1997, the performance of executives other than the Co-Chief Executive Officers was assessed against target measures set by the Board prior to the formation of the Compensation Committee. The target measures focused on success in maintaining the Company's development plan, team building and budget management. Incentive bonus awards to executive officers in fiscal 1997 were the maximum amount of their targets, ranging from 9% to 15% of then current base salaries. The Co-Chief Executive Officers were not eligible to receive an incentive bonus award in fiscal 1997, however, the Compensation Committee has determined that they will be eligible for incentive bonuses equal to 12% of their respective base salaries in fiscal 1998.

     STOCK OPTIONS. Long-term performance incentives are provided to executives through the Company's 1995 Stock Plan. The 1995 Stock Plan is administered by the Compensation Committee, which is authorized to award stock options to employees of the Company, non-employee directors of the Company and certain advisors and consultants to the Company. At least annually, the Compensation Committee considers whether awards will be made to executive officers under the 1995 Stock Plan. Such awards are based on the scope and complexity of the position and competitive compensation data. The Compensation Committee has broad discretion to select the optionees and to establish the terms and conditions for the grant, vesting and exercise of each option. The executive officers other than the Co-Chief Executive Officers have all received options with performance-based vesting criteria that allow the vesting of such options to be accelerated based on a determination by the Compensation Committee that the applicable performance criteria have been met by the executive. The vesting of certain portions of these options were accelerated in fiscal 1997.

     The Co-Chief Executive Officers have not been granted options or other awards under the 1995 Stock Plan due to their substantial equity positions in the Company which align their interests with those of the other shareholders. The Compensation Committee may grant options or other awards to the Co-Chief Executive Officers in the future.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee, comprised entirely of independent, outside directors, is responsible for establishing and administering the Company's policies involving the compensation of executive officers. No employee of the Company serves on the Committee. During fiscal 1997, the members of the Committee were (and are currently) David R. Pomije and Wayne M. Fortun. The Committee members have no interlocking relationship as defined by the Securities and Exchange Commission.



                                    COMPENSATION COMMITTEE

                                    David R. Pomije, Chairman

                                    Wayne M. Fortun

                             SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation for the fiscal years ended January 3, 1998 and December 31, 1996 and 1995 provided to the Co-Chief Executive Officers of the Company and the other three individuals who were serving as executive officers at the end of the most recent fiscal year and who received remuneration exceeding $100,000 for such fiscal year (the "Named Executive Officers").


                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                         ANNUAL              ------------
                                                      COMPENSATION              SHARES
                                                   ------------------         UNDERLYING        ALL OTHER
    NAME AND PRINCIPAL POSITION       YEAR         SALARY(1)   BONUS          OPTIONS(2)     COMPENSATION(3)
----------------------------------    ----         ---------   ------        -----------     ---------------
 Daniel L. Hanlon,                    1997         $115,000         -                -                -
      Co-Founder, Co-Chairman and     1996           75,865         -                -                -
      Co-Chief Executive Officer      1995           65,000         -                -                -

 David P. Hanlon,                     1997          115,000         -                -                -
      Co-Founder, Co-Chairman and     1996           75,865         -                -                -
      Co-Chief Executive Officer      1995           65,000         -                -                -

 Allan C. Hurd,                       1997          110,000    10,000           30,000              152
      Senior Vice President of        1996           50,080         -           66,667           10,000
      Engineering and Manufacturing

 Thomas M. Rootness,                  1997          110,000    10,000           30,000              460
      Senior Vice President of        1996           69,420         -           66,667           24,800
      Finance and Administration
      and Chief Financial Officer

 David L. Auringer                    1997           92,981    15,000           53,333              547
      Vice President of Sales

_________________
(1) Mr. Auringer was not employed for all of 1997. If he had been employed for the full year, his salary would have been $98,462. Mr. Auringer is no longer an executive officer or an employee of the Company. Messrs. Hurd and Rootness were not employed for all of 1996. If they had been employed for the full year, their respective salaries would have been $93,000 and $95,000.
(2) Represents options to purchase Common Stock granted under the Company's 1995 Stock Plan.
(3) Amounts reported for 1997 represent the Company match on the Company's 401(k) plan in the following amounts: Mr. Hurd, $152; Mr. Rootness, $460; and Mr. Auringer, $547. Amounts reported for 1996 represent payments made to Messrs. Hurd and Rootness for reimbursement of moving and temporary living expenses.

                         OPTION GRANTS IN LAST FISCAL YEAR

     The following table summarizes option grants made during fiscal 1997 to the Named Executive Officers.


                                            INDIVIDUAL GRANTS
                         -------------------------------------------------------
                                         PERCENTAGE                                POTENTIAL REALIZABLE VALUE
                          NUMBER OF       OF TOTAL                                   AT ASSUMED ANNUAL RATES
                           SHARES         OPTIONS                                   OF STOCK APPRECIATION FOR
                         UNDERLYING      GRANTED TO     EXERCISE                        OPTION TERM(1)
                           OPTIONS      EMPLOYEES IN   PRICE PER    EXPIRATION   ----------------------------
          NAME           GRANTED(2)     FISCAL YEAR     SHARE         DATE             5%           10%
---------------------    ----------     ------------   ---------    ----------   ----------------------------
 Allan C. Hurd             30,000           9.6%         $3.75       12/31/06       $ 70,751      $179,296

 Thomas M. Rootness        30,000           9.6%          3.75       12/31/06         70,751       179,296

 David L. Auringer         26,666           8.6%          7.00       08/29/07        117,391       297,491
                           26,667           8.6%          3.75       01/12/07         62,888       159,370

___________

(1) The potential realizable value is based on a 10-year term of each option at the time of grant. Assumed stock price appreciation of 5% and 10% is mandated by rules of the Securities and Exchange Commission and is not intended to forecast actual future financial performance or possible future appreciation. The potential realizable value is calculated by assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.
(2) Options granted pursuant to the Company's 1995 Stock Plan are exercisable at an exercise price equal to the fair market value on the date of grant. The 30,000 share options granted to Messrs. Hurd and Rootness and the 26,666 share option granted to Mr. Auringer vest in three equal increments on the day prior to the eighth, ninth and tenth anniversaries of the date of grant, subject to accelerated vesting in such amounts and on such dates as the Compensation Committee of the Board of Directors determines that an individual's performance criteria for the applicable period have been met. The 26,667 share option granted to Mr. Auringer vests as to 3,333 shares on each of January 13, 1998, 1999 and 2000, as to 6,666 shares on January 11, 2005, and as to 5,000 shares on each of January 11, 2006 and 2007; provided, however, that the portions scheduled to vest in 2005, 2006 and 2007 are subject to the accelerated vesting described in the previous sentence. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company. In December 1997, the Compensation Committee vested 10,000 shares each of the 30,000 share options granted to Messrs. Hurd and Rootness and the 26,667 share option granted to Mr. Auringer based on a determination that such individuals had met the performance criteria for the applicable period.

                                  AGGREGATE OPTION
                           EXERCISES IN LAST FISCAL YEAR
                         AND FISCAL YEAR-END OPTION VALUES

     The purpose of the following table is to report exercise of stock options by the Named Executive Officers during fiscal 1997 and the value of their unexercised stock options as of January 3, 1998.

                                                        NUMBER OF SHARES             VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                   OPTIONS AT FISCAL YEAR-END        AT FISCAL YEAR-END(1)
                                                  -----------------------------   ---------------------------
                           SHARES
                          ACQUIRED      VALUE
         NAME           ON EXERCISE   REALIZED    EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------    -----------   --------    -----------     -------------   -----------   -------------
 Allan C. Hurd                 -       $     -       26,667           70,000        $79,598         $220,660

 Thomas M .               12,000        67,500       14,667           50,000         35,342          146,900
 Rootness(2)

 David L. Auringer             -             -       10,000           43,333         18,130           30,217

___________
(1) Value is based on the per share closing price of the Company's Common Stock on January 2, 1998, which was $5.563.
(2) Mr. Rootness exercised an option to purchase 12,000 shares of Common Stock on August 14, 1997 by using 3,000 shares of Common Stock held in excess of six months to pay the exercise price and receiving a net of 9,000 shares. The exercise price of such option was $1.875 per share, the fair market value of a share of Common Stock on the date of grant, as determined by the Board of Directors. Value Realized is based on the per share closing price of the Company's Common Stock on August 13, 1997, which was $7.50.


                        EMPLOYMENT CONTRACTS; TERMINATION OF
                   EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company does not have any employment or non-competition agreements with any members of its executive management team but has entered into confidentiality and non-solicitation agreements with such persons. Such agreements provide that the executive will not solicit any other employee of the Company to leave the Company during the executive's employment with the Company and for one year following such employment, will not compete with the Company during the executive's employment and will protect the proprietary information of the Company during and following such executive's employment.


                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     John B. Donahue, a director of the Company, is the owner of Donahue Harley-Davidson and Delano Sports Center (the "Dealer"), which executed the Company's standard form Authorized Dealership Agreement (the "Dealership Agreement") on May 16, 1997. Pursuant to the Dealership

Agreement, the Dealer is an authorized dealer of the Company for the sale and service of the Company's products.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock to file initial reports of ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. To the Company's knowledge based solely on a review of copies of forms submitted to the Company during and with respect to fiscal 1997 and on written representations from the Company's directors and executive officers, all required reports were filed on a timely basis during fiscal 1997.

                           PERFORMANCE EVALUATION

     The graph below compares total cumulative shareholders' return on the Common Stock for the period from the close of the NASDAQ Stock Market - U.S. Companies on the date of the Company's initial public offering of Common Stock (July 24, 1997) to December 31, 1997, with the total cumulative return on the CRSP Total Return Index for the NASDAQ Stock Market - U.S. Companies (the "CRSP Index") and the Russell 2000 Index over the same period. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (comprised of the 3,000 largest U.S. companies based on total market capitalization). The Russell 2000 Index was used because the Company believes that no published industry or line-of-business index is available for comparison purposes and the Company does not believe that it can reasonably identify an industry peer group due to its unique characteristics. The index level for the graph and table was set to 100 on July 24, 1997 for the Common Stock, the CRSP Index and the Russell 2000 Index and assumes the reinvestment of all dividends.





                              [Performance graph]








                                           Total Cumulative Return
                         -----------------------------------------------------------
                         7/24/97    7/97     8/97    9/97    10/97    11/97    12/97
                         -------    ----     ----    ----    -----    -----    -----
 The Company               100      104       81      86       73       89       74
 CRSP Index                100      111      110     117      111      111      110
 Russell 2000 Index        100      105      107     115      110      109      111

                               PROPOSAL TO APPROVE AN
                     AMENDMENT TO THE ARTICLES OF INCORPORATION

     The Board of Directors, subject to shareholder approval, has approved an amendment to the Company's Articles of Incorporation (the "Articles") increasing the Company's authorized capital stock to a total of 32,000,000 shares of which 7,000,000 are to be classified as Preferred Stock and 25,000,000 are to be classified as Common Stock. The current Articles authorize a total of 23,333,332 shares of which 6,666,666 are classified as Preferred Stock and 16,666,666 are classified as Common Stock.

     Approval of this proposal would amend Article V of the Articles to read in its entirety as follows:


                                     "ARTICLE 5
                                     ----------

                                      CAPITAL

          The total authorized number of shares of the Corporation is 32,000,000. The shares are classified into two classes, consisting of 7,000,000 shares of undesignated Preferred Stock, of the par value of $.01 per share, and 25,000,000 shares of Common Stock, of the par value of $.01 per share.

          The Board of Directors is authorized to establish one or more series of Preferred Stock by resolution adopted and filed in the manner provided by law, setting forth the designation of each such series, and fixing the relative rights and preferences of each such series, including, but not limited to, fixing the relative voting rights, if any, of each such series of Preferred Stock to the full extent permitted by law."

     The Board of Directors approved the increase in the Company's authorized capital stock in order to make shares available for anticipated financing needs as the Company moves towards and begins production. In addition, the Board of Directors considers it desirable to have additional shares of capital stock available to the Company for possible future stock offerings, acquisitions, stock options, stock dividends or stock splits and for other general corporate purposes. If the increase in the authorized capital stock is approved by the shareholders, the additional shares may be issued at such times and on such terms and conditions as the Board of Directors may determine without further approval by the shareholders. Shareholders do not have preemptive rights with respect to the current authorized capital stock.

     Shareholders should be aware that the increase in the Company's authorized capital stock could have an antitakeover effect since new shares could be issued to dilute the stock ownership of a person attempting to acquire control of the Company. The proposed increase has not, however, been proposed for an antitakeover-related purpose, and the Board of Directors has no current knowledge of any current efforts by a third party to effect a change in control of the Company.

     A vote for Proposal Two is a vote to approve the amendment to the Articles increasing the Company's authorized capital stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED CAPITAL STOCK.

                              PROPOSAL TO APPROVE THE
                        AMENDED AND RESTATED 1995 STOCK PLAN

PROPOSED AMENDMENTS REQUIRING SHAREHOLDER APPROVAL

     The Board of Directors, subject to shareholder approval, has approved an amendment to the Excelsior-Henderson Motorcycle Manufacturing Company 1995 Stock Plan (the "1995 Stock Plan") to increase by 533,333 (from 666,667 to 1,200,000) the number of shares of Common Stock available for issuance under the 1995 Stock Plan. The purpose of this amendment is to ensure that the Company has flexibility to meet its foreseeable future needs for awards to be granted under the 1995 Stock Plan.

     In addition, the Board of Directors, subject to shareholder approval, has approved an amendment to the 1995 Stock Plan which sets at 300,000 the maximum number of shares covered by options to purchase the Company's Common Stock that may be awarded to any one employee in any fiscal year. The purpose of this amendment is to allow option grants under the 1995 Stock Plan to comply with Section 162(m) of the Code. Certain provisions of Section 162(m) are described below in this proposal under "Board of Directors' Recommendation."

     The Board of Directors has directed that the 1995 Stock Plan, as amended and restated, be submitted to the shareholders in its entirety for approval. If shareholders approve the 1995 Stock Plan, as amended and restated, an aggregate of 543,393 shares of Common Stock would be available for future awards under the 1995 Stock Plan.

DESCRIPTION OF 1995 STOCK PLAN

GENERAL

     In December 1995, the Board of Directors of the Company adopted the Company's 1995 Stock Plan, which was approved by the Company's shareholders in March 1996.

     As of May 7, 1998, an aggregate of 50,667 shares had been issued under the 1995 Stock Plan and options to purchase 605,940 shares were outstanding and held by employees, executive officers and directors of the Company. On such date, an aggregate of 10,060 shares of Common Stock were available for future grants of awards under the 1995 Stock Plan. Options outstanding at May 7, 1998 have per share exercise prices ranging from $1.875 to $7.00, or a weighted average exercise price of $3.95, and expire from four years and five months to ten years from the date of grant of the option on dates ranging between June 30, 2000 and April 22, 2008, unless exercised prior to that time. Approximately 95 employees are currently eligible to participate in the 1995 Stock Plan.

PURPOSE

     The purpose of the 1995 Stock Plan is to motivate key personnel, including non-employee directors, to produce a superior return to the shareholders of the Company by offering such personnel an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate financial performance.

ADMINISTRATION

     The 1995 Stock Plan is administered by a committee (the "Committee") of two or more directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee of the Board of Directors currently serves as the Committee that administers the 1995 Stock Plan, of which both members are "non-employee directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Code. Subject to the provisions of the 1995 Stock Plan, the Committee has the exclusive power to make awards under the 1995 Stock Plan, to determine when and to whom awards will be granted, and the form, amount and other terms and conditions of each award. The Committee has the authority to interpret the 1995 Stock Plan and any award or agreement made under the 1995 Stock Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the 1995 Stock Plan, to determine the terms and provisions of any agreements entered into under the 1995 Stock Plan (not inconsistent with the 1995 Stock Plan), and to make all other determinations necessary or advisable for the administration of the 1995 Stock Plan. The Committee may delegate all or part of its responsibilities under the 1995 Stock Plan to persons who are not "non-employee directors" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

     Notwithstanding the foregoing, the granting, terms, conditions and eligibility requirements of Director Options (as defined in the 1995 Stock
Plan) are governed solely by the provisions of the 1995 Stock Plan pertaining thereto, and the Committee has no discretion with respect to the granting of such awards or to alter or amend any terms, conditions or eligibility requirements of such awards to outside directors. The provisions for automatic stock option grants to outside directors are non-exclusive.

NUMBER OF SHARES AND ELIGIBILITY

     The total number of shares of Company Common Stock available for distribution under the 1995 Stock Plan is presently 666,667 (1,200,000 as the 1995 Stock Plan is proposed to be amended), subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company. As proposed to be amended, the 1995 Stock Plan would provide that no participant could receive, in any fiscal year, options to purchase more than 300,000 shares of Common Stock under the 1995 Stock Plan.

     All employees of the Company and its affiliates are eligible to receive awards under the 1995 Stock Plan at the discretion of the Committee. Outside directors automatically receive grants of non-statutory options as set forth under "Types of Awards -- Director Options". Awards other than incentive stock options also may be awarded by the Committee to individuals who are not employees or outside directors but who provide services to the Company or its affiliates in the capacity of an independent contractor.

TYPES OF AWARDS

     The types of awards that may be granted under the 1995 Stock Plan include incentive and non-statutory stock options and restricted and unrestricted stock. Subject to certain restrictions applicable to outside director options and incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee.

     In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the 1995 Stock Plan are as follows:

     INCENTIVE AND NON-STATUTORY STOCK OPTIONS. Options may be granted to recipients at such exercise prices as the Committee may determine but not less than 85% of their fair market value (as defined in the 1995 Stock Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified, (1) no incentive stock option may be granted at less than fair market value, (2) no incentive stock options may be granted more than ten years after the effective date of the 1995 Stock Plan, (3) an incentive stock option shall not be exercisable more than ten years after the date of grant, and (4) the aggregate fair market value of the shares of the Company's Common Stock subject to incentive stock options that may become exercisable in any calendar year for any employee may not exceed $100,000 under the 1995 Stock Plan or any other plan of the Company.

     The purchase price payable upon exercise of options may be payable in cash, or through a reduction of the number of shares of Common Stock delivered to the participant upon exercise of the option or by delivering stock already owned by the participant (where the fair market value of the shares of Common Stock withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the applicable award agreement. To the extent permitted by law, the participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price. The ability of a participant to pay any portion of the purchase price in shares of Common Stock or through a reduction in the number of shares received is subject to the discretion of the Committee to prohibit such method of payment if it could have adverse financial accounting consequences for the Company.

     DIRECTOR OPTIONS. Each outside director receives, when elected, an option to purchase 10,000 shares of Common Stock at a price equal to the fair market value of a share of Common Stock on the date of grant, vesting in one year. In addition, beginning with the 1998 Annual Meeting of Shareholders, and for each subsequent Annual Meeting of Shareholders, each outside director is granted an option to purchase 6,667 shares of Common Stock at the conclusion of each such Annual Meeting at a price equal to the fair market value of a share of Common Stock on the date of grant, such options to vest on the date of the next Annual Meeting of Shareholders subsequent to the grant. Notwithstanding the foregoing, outside directors are not eligible to receive the 6,667 share annual option grant prior to completing six months of service as an outside director.

     RESTRICTED STOCK AND STOCK AWARDS. The Committee may grant Common Stock to recipients containing such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. A participant with a restricted stock award shall have all the other rights of a shareholder including the right to receive dividends and the right to vote. The Committee may also grant awards of unrestricted stock.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS

     The Committee may accelerate vesting requirements and the expiration of the applicable term or restrictions upon such terms and conditions as are set forth in the participant's agreement, or otherwise in the Committee's discretion, including acceleration resulting from a change in control, fundamental change (as such term is defined in the 1995 Stock Plan), the meeting of performance objectives set by the Committee, or the participant's death, disability or retirement.

DURATION, ADJUSTMENTS, MODIFICATIONS, TERMINATION

     The 1995 Stock Plan will remain in effect until all Common Stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 1995 Stock Plan is terminated as described below.

     In the event of a fundamental change, recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, the Committee has the discretion to adjust the number and type of shares of Common Stock available for awards or the number and type of shares of Common Stock subject to outstanding awards, and the exercise price of outstanding options. Under the 1995 Stock Plan, the Committee may cancel outstanding options generally in exchange for cash payments to the recipients upon the occurrence of a fundamental change.

     The 1995 Stock Plan also gives the Board the right to terminate, suspend or modify the 1995 Stock Plan, except that amendments to the 1995 Stock Plan are subject to shareholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

SUMMARY OF FEDERAL TAX CONSIDERATIONS

     The Company has been advised by its counsel that awards made under the 1995 Stock Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

INCENTIVE STOCK OPTIONS

     A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the 1995 Stock Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares of Common Stock acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares of Common Stock after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares of Common Stock by a recipient after the expiration of the statutory holding periods.

     Except in the event of death, if shares of Common Stock acquired by a recipient upon the exercise of an incentive stock option are disposed of before the expiration of the statutory holding periods (a "disqualifying disposition"), the recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares of Common Stock that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares of Common Stock have not been met, the recipient will be treated as having made a disqualifying disposition of such shares of Common Stock, and the tax consequences of such disqualifying disposition will be as described above.

     The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-statutory stock option, the tax consequences of which are discussed below.

NON-STATUTORY STOCK OPTIONS

     A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a non-statutory stock option is granted under the 1995 Stock Plan. At the time of exercise of a non-statutory stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the option price. Upon disposition of the shares of Common Stock, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

RESTRICTED AND UNRESTRICTED STOCK

     Unless the recipient files an election to be taxed under Section 83(b) of the Code, (1) the recipient will not realize income upon the grant of restricted stock, (2) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire, and (3) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

     With respect to awards of unrestricted stock, (1) the recipient will realize ordinary income and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock, and (2) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

     When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares of Common Stock on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

WITHHOLDING

     The 1995 Stock Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. If permitted by the Committee, in lieu of cash, a participant may elect to cover withholding obligations through a reduction in the number of shares of Common Stock to be delivered to the participant or by delivery of shares of Common Stock already owned by the participant.

BOARD OF DIRECTORS' RECOMMENDATION

     On December 4, 1997, the Board of Directors, subject to obtaining shareholder approval, approved amendments to the 1995 Stock Plan to increase the total number of shares of Common Stock available for issuance under the 1995 Stock Plan from 666,667 to 1,200,000, and to set at 300,000 the maximum number of shares of the Company's Common Stock subject to options that may be awarded to any one employee in any given fiscal year, and determined to restate the 1995 Stock Plan in its entirety. The Board directed that the 1995 Stock Plan, as amended and restated, be submitted in its entirety to the shareholders for approval. The changes described above are the only substantive changes to the 1995 Stock Plan as described herein.

     The submission of the entire 1995 Stock Plan, as amended and restated, for approval by the shareholders is necessary for the Company to comply with the requirements of Section 162(m) of the Code. Generally, Section 162(m) prohibits a publicly traded corporation from deducting compensation in excess of $1 million per taxable year paid to any person who, on the last day of the taxable year, is the chief executive officer or one of the four most highly compensated executive officers other than the chief executive officer. Under
Section 162(m), compensation that qualifies as "performance-based compensation" is not counted for purposes of the $1 million limit. In addition to other requirements, Section 162(m) provides that to qualify for this exclusion, "performance-based compensation" must be paid pursuant to a compensation plan that has been approved by the shareholders of a corporation. Currently, the Company does not pay compensation to any person that would be affected by the limitations of Section 162(m). The Board of Directors, however, believes it to be in the best interests of the long-term growth and performance of the Company to maintain flexibility with respect to compensation, and, therefore, to comply with Section 162(m).

     A vote for Proposal Three is a vote to approve the Excelsior-Henderson Motorcycle Manufacturing Company Amended and Restated 1995 Stock Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY AMENDED AND RESTATED 1995 STOCK PLAN DISCUSSED IN THIS PROXY STATEMENT.

                 PROPOSAL TO APPROVE THE EXCELSIOR-HENDERSON
                          TEAM STOCK PURCHASE PLAN

ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN BY THE BOARD

     On June 1, 1998, the Board of Directors adopted the Excelsior-Henderson Team Stock Purchase Plan (the "Purchase Plan") and directed that the Purchase Plan be submitted to a vote of the shareholders at the meeting. If approved by the shareholders, the Purchase Plan will become effective August 1, 1998.

PURPOSE

     The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Purchase Plan is an employee stock purchase plan under Section 423 of the Code.

ADMINISTRATION

     The Purchase Plan will be administered by a committee of the Board of Directors (the "Committee"). The Compensation Committee of the Board of Directors has been designated as the Committee to administer the Purchase Plan. Subject to the provisions of the Purchase Plan, the Committee is authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and to make such uniform rules as may be necessary to carry out its provisions.

ELIGIBILITY AND NUMBER OF SHARES

     Up to 300,000 shares of Common Stock of the Company are available for distribution under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of Common Stock by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions. Shares of Common Stock delivered pursuant to the Purchase Plan will be newly issued shares of the Company.

     Any employee of the Company or, subject to approval by the Board of Directors, a parent or subsidiary corporation of the Company (including officers and any directors who are also employees) will be eligible to participate in the Purchase Plan for any Purchase Period (as defined in the Purchase Plan) so long as, on the first day of such Purchase Period, the employee is customarily employed at least 20 hours per week.

     No employee may participate in the Purchase Plan if such employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

     The Company currently has approximately 95 employees who are eligible to participate in the Purchase Plan.

PARTICIPATION

     An eligible employee who elects to participate in the Purchase Plan will authorize the Company to make payroll deductions of a specified whole percentage of the employee's base compensation plus commissions and overtime. The specified whole percentage may be from 1% up to a maximum percentage to be set by the Committee prior to the applicable Purchase Period.

PURCHASE OF STOCK

     Amounts withheld for a participant in the Purchase Plan will be used to purchase Common Stock of the Company as of the last day of the Purchase Period at a price equal to the 85% of the lesser of the Fair Market Value (as defined in the Purchase Plan) of a share of Common Stock on either the first or last day of the Purchase Period.

     A participant will not be entitled to any of the rights or privileges of a shareholder of the Company, including the right to vote and the right to receive any dividends, until he or she has actually paid the purchase price and been issued a certificate for the shares.

AMENDMENT OR MODIFICATION

     The Board of Directors may at any time amend the Purchase Plan in any respect, so long as such amendment does not adversely affect the rights of participants with respect to shares of Common Stock previously acquired under the Purchase Plan. In addition, approval by the shareholders of the Company is required for any amendment that (i) increases the number of shares of Common Stock to be reserved under the Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions), (ii) decreases the minimum purchase price, (iii) withdraws the administration of the Purchase Plan from the Committee, or (iv) changes the definition of employees eligible to participate in the Purchase Plan.

TERMINATION

     All rights of participants in any offering under the Purchase Plan will terminate at the earlier of (i) the day that participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares of Common Stock remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30-days' notice has been given to all participants.

FEDERAL TAX CONSIDERATIONS

     Payroll deductions under the Purchase Plan will be made after taxes. Participants will not recognize any additional income as a result of participation in the Purchase Plan until the disposal of shares of Common Stock acquired under the Purchase Plan or the death of the participant.

Participants who hold their shares of Common Stock for more than 24 months after the first day of the Purchase Period or die while holding their shares of Common Stock will recognize ordinary income in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of disposition or death over the purchase price paid by the participant or (ii) the excess of the fair market value of the shares of Common Stock on the first day of the Purchase Period over the purchase price paid by the participant. If the 24-month holding period has been satisfied when the participant sells the shares of Common Stock or if the participant dies while holding the shares of Common Stock, the Company will not be entitled to any deduction in connection with the disposition of such shares by the participant.

     Participants who dispose of their shares of Common Stock within 24 months after the first day of the Purchase Period will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares of Common Stock on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, the Company generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

     Participants will have a basis in their shares of Common Stock equal to the purchase price of their shares of Common Stock plus any amount that must be treated as ordinary income at the time of disposition of the shares of Common Stock, as explained above. Any additional gain or loss realized on the disposition of shares of Common Stock acquired under the Purchase Plan will be capital gain or loss.

     A vote for Proposal Four is a vote to approve the Excelsior-Henderson Team Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE EXCELSIOR-HENDERSON TEAM STOCK PURCHASE PLAN DISCUSSED IN THIS PROXY STATEMENT.

             RELATIONSHIP WITH AND APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of Arthur Andersen LLP has been the auditors for the Company since the Company's inception in December 1993. The Board of Directors again has selected Arthur Andersen LLP to serve as the Company's independent auditors for the fiscal year ending January 2, 1999, subject to ratification by the shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification to ascertain the view of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending January 2, 1999.

     A representative of Arthur Andersen LLP will be present at the Annual Meeting of Shareholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

                               ADDITIONAL MATTERS

     The Annual Report of the Company for the year ended January 3, 1998, including financial statements, is being mailed with this Proxy Statement.

     Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company at its principal executive office no later than February 27, 1999 for inclusion in the Proxy Statement for that meeting.

     As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, it is intended that the shares of Common Stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.


                                   By Order of the Board of Directors,



                                   Gale R. Mellum
                                   SECRETARY



Dated:  June 27, 1998

                EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY

                        AMENDED AND RESTATED 1995 STOCK PLAN



     1. AMENDMENT OF EXISTING PLAN; PURPOSE. This Excelsior-Henderson Motorcycle Manufacturing Company Amended and Restated 1995 Stock Plan (the "Plan") amends and restates in its entirety the Hanlon Manufacturing Company 1995 Stock Plan. The purpose of the Plan is to attract, motivate and retain employees, directors, advisors and officers to produce a superior return to the shareholders of Excelsior-Henderson Motorcycle Manufacturing Company by offering such persons an opportunity to realize Stock appreciation, by facilitating Stock ownership and by rewarding them for achieving a high level of corporate financial performance. The Plan is also intended to facilitate recruiting and retaining experienced and knowledgeable advisors and independent contractors by permitting such persons to acquire a proprietary interest in the Company.

     2. DEFINITIONS AND RULES OF CONSTRUCTION. The capitalized terms used in this Plan have the meanings, and certain rules of construction are, set forth in the list of defined terms attached to this Plan as EXHIBIT A.

     3.   ADMINISTRATION.

          3.1 AUTHORITY OF COMMITTEE. The Committee shall administer the Plan. The Committee shall have exclusive power to make Awards, to determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award. Each Award shall be subject to an Agreement authorized by the Committee. The Committee's interpretation of the Plan and of any Awards made under the Plan shall be final and binding on all persons with an interest therein. The Committee shall have the power to establish regulations to administer the Plan and to change such regulations. Solely for purposes of determining and administering Awards to Participants who are not then subject to the reporting requirements of Section 16 of the Exchange Act, the Committee may delegate all or any portion of its authority under the Plan to persons who are not Non-Employee Directors.

          3.2 AWARDS TO OUTSIDE DIRECTORS. Notwithstanding any contrary provisions of the Plan, the granting, terms, conditions and eligibility requirements of Awards granted to Outside Directors under Section 9.3 of the Plan are governed solely by the provisions of the Plan pertaining thereto, and the Committee shall have no discretion with respect to the granting of such Awards or to alter or amend any terms, conditions or eligibility requirements of such Awards to Outside Directors. Provided, however, that the Committee may make Awards to Outside Directors in addition to Awards granted under such Section 9.3 and such other Awards need not be upon the same terms as Awards granted under such Section 9.3

          3.3 INDEMNIFICATION. To the full extent permitted by law, (i) no member of the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.

     4.   SHARES AVAILABLE UNDER THE PLAN.

          4.1 SHARES AVAILABLE. The number of Shares available for distribution under the Plan shall not exceed 1,200,000* (subject to adjustment pursuant to Section 15 hereof). Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan.

          4.2 CONDITIONAL ISSUANCES. If the Plan is amended at any time subject to shareholder approval, then the Committee may, in accordance with the terms and conditions of the Plan, grant Awards on a conditional basis, subject to such approval by the shareholders of the Company not later than the next annual meeting of the shareholders of the Company following the date of such conditional grant. Any Award granted on a conditional basis shall not be exercisable unless and until the amendment to the Plan is approved by the shareholders of the Company. If such an amendment is not approved by the shareholders at the next annual meeting of shareholders of the Company following the conditional grant, then the conditional grant shall be canceled.

     5. ELIGIBILITY. Except as otherwise provided in Section 9 hereof, the granting of Awards to Participants is solely at the discretion of the Committee. The Committee shall determine the Participants, and the form, amount and other terms and conditions of each Award, taking into consideration such factors, including any recommendations of officers of the Company, as it deems relevant to select and motivate Participants to advance the interests of the Company. Participants shall be persons determined by the Committee as having contributed materially to the success of the Company or as being in a position to contribute materially to the future success of the Company.

     6.   GENERAL TERMS OF AWARDS.

          6.1 AMOUNT OF AWARD. Each Agreement shall set forth the number of Shares of Restricted Stock or other Stock subject to such Agreement, or the number of Shares to which the Option subject to such Agreement applies, as the case may be. The Maximum Annual Employee Grant shall not exceed 300,000 Shares (subject to adjustment pursuant to Section 15 hereof).

          6.2 TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Option or Restricted Stock, as the case

-------------------
* Reflects a 2 for 3 reverse split of the Company's Common Stock on May 21,
  1997.

     may be. An Agreement may permit acceleration of the commencement of the applicable Term and the expiration of any restrictions on exercisability upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include without limitation acceleration resulting from the occurrence of an Event, Fundamental Change, the meeting of performance objectives established by the Committee in an Agreement, or in the event of the Participant's death or Retirement.

          6.3 TRANSFERABILITY. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative) may exercise an Option. No Award of Restricted Stock (prior to the expiration of the restrictions) or Options may be sold, assigned, transferred, exchanged or otherwise encumbered other than pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, an Agreement may provide that (i) the Award subject to the Agreement shall be transferable to a Successor in the event of a Participant's death or
     (ii) a Non-Statutory Stock Option shall be transferable to any member of a Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that (1) the Agreement with respect to such Options, which must be approved by the Committee, expressly so provides either at the time of initial grant or by amendment to an outstanding Agreement, (2) the Participant receives no consideration for the transfer and (3) such transferred Non-Statutory Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Non-Statutory Stock Option immediately prior to its transfer.

          6.4 TERMINATION OF EMPLOYMENT. Except as otherwise provided in the applicable Agreement with any Participant, for any Participant who is an employee of the Company, no Option may be exercised by the Participant, and all Restricted Stock held by the Participant shall be forfeited (i) after the 45th day following the day the Participant's employment by the Company ceases if such cessation of employment is for a reason other than death, Retirement, or Total and Permanent Disability, or (ii) three months after Participant's employment by the Company ceases if such cessation of employment is because of death, Retirement, or Total and Permanent Disability, or (iii) if applicable, the date of breach by a Participant of any employment or confidentiality agreement by and between the Company and Participant, except as, and to the extent, provided in the Agreement applicable to that Award. An Award may be exercised by, or paid to, the Successor of a Participant following the death of such Participant to the extent, and during the period of time, if any, provided in the applicable Agreement.

     7. RESTRICTED STOCK AWARDS. An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. Except as otherwise provided in the applicable Agreement, each Stock certificate issued in respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from such certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement. The Agreement shall describe the terms and conditions by which the restrictions upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions, stock certificates free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or his Successor. The Agreement shall also set forth any required payment for such Restricted Stock, if such payment is required by the Committee, and any provisions regarding repurchase of such Restricted Stock in the event of forfeiture. A Participant with a Restricted Stock Award shall have all the other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock. Unless the issuance of shares pursuant to a Restricted Stock Award is registered or exempt under federal or state securities laws, the Participant shall be required to give an investment representation at the time of the Award, and transfer of the shares shall be appropriately restricted.

     8. STOCK AWARDS. Awards of Stock without restrictions may be made by the Committee to a Participant in furtherance of the Plan's purposes. A Participant receiving a Stock Award shall be entitled to all of the rights and privileges in the Common Stock awarded as of the date on which the Award is made. Unless the issuance of shares pursuant to a Stock Award is registered or exempt under federal or state securities laws, the Participant shall be required to give an investment representation at the time of the Award, and transfer of the shares shall be appropriately restricted.

     9.   STOCK OPTIONS.

          9.1 TERMS OF ALL OPTIONS. An Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. Only Non-Statutory Stock Options may be granted to Participants who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 85% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale as payment of the purchase price of such Shares or to engage in a Net Exercise. The purchase price may be payable in cash, in Stock having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Stock being purchased pursuant to the Option, or a combination thereof, as determined by the Committee and provided in the Agreement; provided, however, that a person exercising an Option shall not be permitted to pay any portion of the purchase price with Stock or through a Net Exercise if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its expiration date. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. Unless the issuance of the shares upon the exercise of an Option hereunder is subject to a registration or exemption under applicable federal and state securities laws, the Participant shall be required to give an investment representation at the time of exercise and transfer of the shares shall be appropriately restricted.

          9.2 INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

               (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

               (ii) the purchase price of Shares covered by Incentive Stock Options must not be less than 100% of the Fair Market Value of the Shares on the date of grant;

               (iii) an Incentive Stock Option shall not be exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

               (iv) unless otherwise specified by the Committee in the Agreement, and except as otherwise provided in Section 6.4 or
          Section 16, a Participant may exercise an Incentive Stock Option at any time up to 10 years from the date of grant of the Option, in whole or in part subject to any vesting schedule determined by the Committee;

               (v) if the Participant owns, or is deemed under Section 424(d) of the Code to own, stock of the Company or of any Affiliate possessing more than ten percent (10%) of the total combined voting power of all classes of stock therein at the time the Incentive Stock Option is granted:

                    (a) the purchase price of the Shares covered by the Incentive Stock Option must not be less than 110% of the Fair Market Value of Shares on the date of grant; and

                    (b) the Term of the Incentive Stock Option must not be greater than five years from the date of grant; and

               (vi) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option.

          9.3  OUTSIDE DIRECTOR OPTIONS.

               (i) During the term of this Plan, each person who is elected to the Board of Directors and who is an Outside Director when elected shall immediately be granted, by virtue of their election to the Board of Directors, a Non-Statutory Stock Option. The date of such election shall be the date of grant for options granted pursuant to this subsection 9.3(i). The number of shares covered by each such option shall be 10,000**(2) (subject to adjustment pursuant to Section 15 hereof). Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan.


               (ii) Beginning with the Annual Meeting of Shareholders to be held during calendar year 1998 and for every Annual Meeting of Shareholders thereafter during the term of this Plan, each person serving as an Outside Director immediately following such Annual Meeting shall be granted, by virtue of serving as an Outside Director, a Non-Statutory Stock Option. The date of such Annual Meeting shall be the date of grant for options granted pursuant to this subsection 9.3(ii). The number of Shares covered by each such option shall be 6,667* (subject to adjustment pursuant to Section 15 hereof). Director Options granted pursuant to this subsection 9.3(ii) shall be in addition to those granted pursuant to subsection 9.3(i). Notwithstanding the foregoing, no Outside Director shall receive a grant of options pursuant to this subsection 9.3(ii) prior to completing a minimum of six months of service as an Outside Director.

               (iii) Director Options granted pursuant to subsection 9.3(i) shall vest and become exercisable one year following the date of grant. Director Options granted pursuant to subsection 9.3(ii) shall vest and become exercisable on the date of the Annual Meeting next following the grant of Director Options. Notwithstanding the foregoing, Director Options shall vest and become immediately exercisable in full upon the occurrence of any Event or upon the death of an Outside Director. Director Options shall expire at the 10-year anniversary of the date of grant.

               (iv) The purchase price of each Share subject to a Director Option pursuant to this Section 9.3 shall be 100% of the Fair Market Value of a Share as of the date of grant. Notwithstanding anything to the contrary stated in this Plan, for purposes of this Section 9.3 and the definition of Fair Market Value in Exhibit A attached hereto, each Director Option shall be deemed conclusively to have been granted prior to close of the applicable securities exchange or system on the date of grant. An Outside Director may exercise a Director Option using as payment any form of consideration provided for in Section 9.1.

               (v) Director Options shall be evidenced by an agreement signed on behalf of the Company by an officer thereof which only incorporates by reference the terms of this Plan.

-------------------
* Reflects a 2 for 3 reverse split of the Company's Common Stock on May 21,
  1997.

               (vi) Unless the Director Option shall have expired, in the event of an Outside Director's death, the Director Option granted to such Outside Director shall be transferable to the beneficiary, if any, designated by the Outside Director in writing to the Company prior to the Outside Director's death and such beneficiary shall succeed to the rights of the Outside Director to the extent permitted by law. If no such designation of a beneficiary has been made, the Outside Director's legal representative shall succeed to the Director Option, which shall be transferable by will or pursuant to the laws of descent and distribution.

     10. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become Employees of the Company or a subsidiary of the Company, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board (or the Committee) at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are Incentive Stock Options, no such variation shall be permitted which affects the status of any such substitute Option as an "incentive stock option" under Section 422 of the Code.

     11.  EFFECTIVE DATE OF THE PLAN.

          11.1 EFFECTIVE DATE. The Plan shall become effective as of December 15, 1995, provided that the Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than June 30, 1996.

          11.2 DURATION OF THE PLAN. The Plan shall remain in effect until all Stock subject to it shall be distributed or until all Awards have expired or lapsed, or the Plan is terminated pursuant to Section 14. No Award of an Incentive Stock Option shall be made more than 10 years after the Effective Date (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted.

     12. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate the employment of the Participant with or without cause.

     13. TAX WITHHOLDING. The Company shall have the right to withhold from any cash payment under the Plan to a Participant or other person an amount sufficient to cover any required withholding taxes. The Company shall have the right to require a Participant or other person receiving Stock under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes. In lieu of all or any part of such a cash payment from a person receiving Stock under the Plan, the Committee may permit the individual to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and Medicare, and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to him or a subsequent return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

     14. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may at any time terminate, suspend or modify the Plan. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain the Plan in compliance with the requirements of Exchange Act Rule 16b-3, Code Section 422, their successor provisions or any other applicable law or regulation. No termination, suspension, or modification of the Plan may materially and adversely affect any right acquired by any Participant (or his legal representative) or any Successor under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 15 does not adversely affect any right.

     15. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of Shares available for Awards under the Plan, in the number and type of Shares subject to Options thereafter issued and in the number and type of Shares subject to Awards then outstanding, and in the Option price as to any outstanding Options, may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares of the Company through a Fundamental Change (subject to Section 16), recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, provided that fractional Shares shall be rounded to the nearest whole share.

     16. FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

          a. if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options by the substitution of options and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation to be issuable upon the exercise of Options, in lieu of options and capital stock of the Company; or

          b. at least 30 days prior to the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option of the declaration, that each outstanding Option, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of the Fundamental Change in exchange for payment to each holder of an Option, within ten days after the Fundamental Change, of cash equal to, for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as hereinafter defined in this Section) per Share exceeds the exercise price per Share covered by such Option. At the time of the declaration provided for in the immediately preceding sentence, each Option shall immediately become exercisable in full and each person holding an Option shall have the right, during the period preceding the time of cancellation of the Option, to exercise his Option as to all or any part of the Shares covered thereby in whole or in part, as the case may be. In the event of a declaration pursuant to this
     Section 16(b), each outstanding Option granted pursuant to the Plan that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental
     Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option shall be entitled to the payment provided for in this Section 16(b) if such Option shall have expired pursuant to the Agreement. For purposes of this Section only, "Fair Market Value" per Share shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in the Plan.

     17. UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan.

     18. OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

     19. BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a Participant's Award at his death is permitted under an Agreement, (i) a Participant's Award shall be transferable at his death to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and
(ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted under an Agreement.

     20. GOVERNING LAW. To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of Minnesota and construed accordingly.

                                                                      EXHIBIT A

               EXCELSIOR-HENDERSON MOTORCYCLE  MANUFACTURING COMPANY
                        AMENDED AND RESTATED 1995 STOCK PLAN

                      DEFINED TERMS AND RULES OF CONSTRUCTION


1.   DEFINITIONS.

     Set forth below are the meanings of certain terms used in this Plan.

          a. "AFFILIATE" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in
     Section 424(e) and (f) of the Code, or any successor provision.

          b. "AGREEMENT" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form and not inconsistent with this Plan as the Committee shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

          c. "AWARD" means a grant made under this Plan in the form of Restricted Stock, Options or Stock.

          d.   "BOARD" means the Board of Directors of the Company.

          e. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          f. "COMMITTEE" means such committee appointed by the Board from time to time to administer the Plan or, if no such committee is appointed, the Board itself; provided, however that the Board shall appoint a committee of two or more Non-Employee Directors to determine and administer Awards to any Participants who are then subject to the reporting requirements of
     Section 16 of the Exchange Act.

          g. "COMPANY" means Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation, or any successor to substantially all of its businesses.

          h.   "DIRECTOR" means a director of the Company.

          i. "DIRECTOR OPTION" means a Non-Statutory Stock Option granted to an Outside Director under Section 9.3 hereof.

          j. "EFFECTIVE DATE" means the effective date of the Plan specified in Section 11.1 hereof.

          k. "EVENT" means any of the following; provided, however, that no Event shall be deemed to have occurred unless and until a majority of the directors constituting the Incumbent Board (as defined below) shall have declared that an Event has occurred and further provided that an Event shall not be deemed to occur prior to the date that the Stock becomes registered under the Exchange Act:

               (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% (except for acquisitions by any individual, entity or group that, prior to the effectiveness of this Plan, owns 20% or more of any class of capital stock of the Company) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute an Event:

                      (A) any acquisition of voting securities of the Company directly from the Company,

                      (B) any acquisition of voting securities of the Company by the Company or any of its wholly owned Subsidiaries,

                      (C) any acquisition of voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or

                      (D) any acquisition by any corporation with respect to which, immediately following such acquisition, more than 60% of respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as was their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

               (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the

          Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11;

               (3) Approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

               (4) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as was their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

     Notwithstanding the above, an Event shall not be deemed to occur with respect to a recipient of an Award if the acquisition of the 20% or greater interest referred to in paragraph (1) is by a group, acting in concert, that includes that recipient or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or sale or other disposition of assets referred to in paragraphs
     (3) or (4) by a group, acting in concert, that includes that recipient.

          l. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

          m. "FAIR MARKET VALUE" as of any date means, unless otherwise expressly provided in the Plan:

               (i) the closing price of a Share on the date immediately preceding that date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred,

                      (A) on the composite tape for New York Stock Exchange listed shares, or

                      (B) if the Shares are not quoted on the composite tape for New York Stock Exchange listed shares, on the principal United States Securities Exchange registered under the Exchange Act on which the Shares are listed, or

                      (C) if the Shares are not listed on any such exchange, on the Nasdaq National Market, or

               (ii) if clause (i) is inapplicable, the mean between the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a quotation is made, on any system maintained by the National Association of Securities Dealers, Inc. or any system then in use, or

               (iii) if clauses (i) and (ii) are inapplicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

     However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or otherwise, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date". In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 15.

          n. "FUNDAMENTAL CHANGE" shall mean a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

          o. "INCENTIVE STOCK OPTION" means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor to said section.

          p. "MAXIMUM ANNUAL EMPLOYEE GRANT" means the maximum number of Shares subject to Options that may be awarded to any one employee of the Company in any fiscal year.

          q. "NET EXERCISE" means the right of a Participant (the "Conversion Right") to convert an Option or any portion thereof into Shares as provided in this paragraph at any time or from time to time prior to its expiration, subject to the restrictions set forth in this Plan. Upon exercise of the Conversion Right with respect to a particular number of Shares subject to an Option (the "Converted Option Shares"), the Company shall deliver to the holder of the Option, without payment by the holder of any exercise price or any cash or other consideration, that number of Shares equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Option Shares by the Fair Market Value of a single Share, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Option Shares shall be determined by subtracting the aggregate purchase price of the Converted Option Shares from the aggregate Fair Market Value of the Converted Option Shares. Notwithstanding anything in this paragraph to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Option Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of the Option an amount in cash equal to the Fair Market Value of the resulting fractional share.

          r. "NON-EMPLOYEE DIRECTOR" means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(i) or any successor definition.

          s. "NON-STATUTORY STOCK OPTION" means an Option other than an Incentive Stock Option.

          t. "OPTION" means a right to purchase Stock, including both Non-Statutory Stock Options and Incentive Stock Options.

          u. "OUTSIDE DIRECTOR" means a Director who is not an employee of the Company or any affiliate.

          v. "PARTICIPANT" means any salaried employee, and any officer, director (including any director who is not an employee of the Company), contractor or advisor to or representative of the Company or any Affiliate thereof, whether or not such person is an employee of the Company within the meaning of the Code; PROVIDED, HOWEVER, that salaried employees of the Company or its Affiliates within the meaning of the Code (including any such employee who is also an officer or director of the Company or any

     Affiliate thereof) shall be the only persons eligible to receive Options intended to constitute Incentive Stock Options.

          w. "PLAN" means this Excelsior-Henderson Motorcycle Manufacturing Company Amended and Restated 1995 Stock Plan, as amended from time to time.

          x. "RESTRICTED STOCK" means Stock granted under Section 7 so long as such Stock remains subject to such restrictions.

          y. "RETIREMENT" as applied to a Participant, means (i) until such time as the Company adopts an employee pension benefit plan (as that term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974), termination of employment with the Company at any time upon or after attaining age 65; or (ii) after adoption by the Company of an employee pension benefit plan, termination of employment with the Company at a time when the Participant is eligible for normal retirement under such a plan, as amended from time to time, or any successor plan thereto.

          z.   "SHARE" means a share of Stock.

          aa. "STOCK" means the Common Stock, $.01 par value per share (as such par value may be adjusted from time to time), of the Company.

          bb. "SUBSIDIARY" means a "subsidiary corporation", as that term is defined in Code Section 424(f) or any successor provision.

          cc. "SUCCESSOR" means the legal representative of the estate of a deceased Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award or of forms submitted by the Participant to the Committee pursuant to Section 19, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash or Shares issuable in satisfaction of an Award in the event of a Participant's death.

          dd. "TERM" means the period during which an Option may be exercised or the period during which the restrictions placed on Restricted Stock are in effect.

          ee. "TOTAL AND PERMANENT DISABILITY" as applied to a Participant, means total and permanent disability within the meaning of Section 22(e)(3) of the Code or any successor provision.

2.   GENDER AND NUMBER.

          Except when otherwise indicated by context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

                             EXCELSIOR-HENDERSON
                           TEAM STOCK PURCHASE PLAN


     1. PURPOSE AND SCOPE OF PLAN. The purpose of this Excelsior-Henderson Team Stock Purchase Plan (the "Plan") is to provide the employees of Excelsior-Henderson Motorcycle Manufacturing Company (the "Company") and its subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of its common stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

     2.   DEFINITIONS.

          2.1. The terms defined in this section are used (and capitalized) elsewhere in this Plan:

                (a) "AFFILIATE" means each "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code or any successor provision.

                (b) "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                (d) "COMMITTEE" means two or more Disinterested Persons designated by the Board of Directors to administer the Plan under
          Section 13.

                (e) "COMMON STOCK" means the common stock, par value $.01 per share (as such par value may be adjusted from time to time), of the Company.

                (f) "COMPANY" means Excelsior-Henderson Motorcycle Manufacturing Company.

                (g) "COMPENSATION" means the base compensation, plus commissions and overtime paid by the Company or any Affiliate to a Participant in accordance with the terms of employment, but excluding any bonus payments.

                (h) "DISINTERESTED PERSONS" means a member of the Board of Directors who is considered a disinterested person within the meaning of Exchange Act Rule 16b-3 or any successor definition.

                (i) "ELIGIBLE EMPLOYEE" means any employee of the Company or an Affiliate whose customary employment is at least 20 hours per week; provided, however, that "Eligible Employee" shall not include any person who would be deemed, for purposes of Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

                (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                (k) "FAIR MARKET VALUE" of a share of Common Stock as of any date means, if the Company's Common Stock is listed on a national securities exchange or traded in the national market system, the closing price for such Common Stock on such exchange or market on said date, or, if no sale has been made on such exchange or market on said date, on the last preceding day on which any sale shall have been made. If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, however, Fair Market Value shall be determined in accordance with such regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14.

                (l) "PARTICIPANT" means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4.

                (m) "PLAN" means this Excelsior-Henderson Team Stock Purchase Plan, as amended from time to time.

                (n) "PURCHASE PERIOD" means the period from August 1, 1998, through January 2, 1999, and thereafter each period from the first day of the fiscal year of the Company through the last day of the 26th week of the fiscal year of the Company, and each period from the first day of the 27th week of the fiscal year of the Company through the last day of the last week of the fiscal year of the Company.

                (o) "RECORDKEEPING ACCOUNT" means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.

     3. SCOPE OF THE PLAN. Shares of Common Stock may be sold by the Company to Eligible Employees commencing August 1, 1998, as hereinafter provided, but not more than 300,000 shares of Common Stock (subject to adjustment as provided in Section 14) shall be sold to Eligible Employees pursuant to this Plan. All sales of Common Stock pursuant to this Plan shall be subject to the same terms, conditions, rights and privileges. The shares of Common

Stock delivered by the Company pursuant to this Plan may be acquired shares having the status of any combination of authorized but unissued shares, newly issued shares, or treasury shares.

     4. ELIGIBILITY AND PARTICIPATION. To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form with the Company before the first day of such Purchase Period that authorizes regular payroll deductions from Compensation beginning with the first payday in such Purchase Period and continuing until the Eligible Employee withdraws from the Plan or ceases to be an Eligible Employee, as hereinafter provided.

     5.   AMOUNT OF COMMON STOCK EACH ELIGIBLE EMPLOYEE MAY PURCHASE.

          5.1. Subject to the provisions of this Plan, each Eligible Employee shall be offered the right to purchase on the last day of the Purchase Period the number of shares of Common Stock (excluding fractional shares) that can be purchased at the price specified in Section 5.2 with the entire credit balance in the Participant's Recordkeeping Account; provided, however, that the Fair Market Value (determined on the first day of any Purchase Period) of shares of Common Stock that may be purchased by a Participant during such Purchase Period shall not exceed the excess, if any, of (i) $25,000 over (ii) the Fair Market Value (determined on the first day of the relevant Purchase Period) of shares of Common Stock previously acquired by the Participant in any prior Purchase Period ending during such calendar year. Notwithstanding the foregoing, no Eligible Employee shall be granted an option to acquire shares of Common Stock under this Plan which permits the Eligible Employee's rights to purchase shares of Common Stock under this Plan and all employee stock purchase plans of the Company and the Affiliates to accrue at a rate which exceeds $25,000 of Fair Market Value (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3, however, each Participant shall be allocated at a ratable portion of the maximum number of shares of Common Stock which may be sold.

          5.2. The purchase price of each share of Common Stock sold pursuant to this Plan will be the lesser of (a) or (b) below:

          (a) 85% of the Fair Market Value of such share on the first day of the Purchase Period.

          (b) 85% of the Fair Market Value of such share on the last day of the Purchase Period.

     6.   METHOD OF PARTICIPATION.

          6.1. The Company shall give notice to each Eligible Employee of the opportunity to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for such offering. Such notice is subject to revision by the Company at any time prior to the date of purchase of such shares. The Company contemplates that for tax purposes the first day of a Purchase Period will be the date of the offering of such shares.

          6.2. Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an election form developed by the Committee. An Eligible Employee may elect to have any whole percent of Compensation withheld, but not exceeding such percentage as may be established for the Purchase Period by the Committee. An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the first day of the Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from the Plan, or ceases to be an Eligible Employee, as hereinafter provided.

          6.3. Any Eligible Employee who does not make a timely election as provided in Section 6.2, shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period.

     7.   RECORDKEEPING ACCOUNT.

          7.1. The Company shall maintain a Recordkeeping Account for each Participant. Payroll deductions pursuant to Section 6 will be credited to such Recordkeeping Accounts on each payday.

          7.2. No interest will be credited to a Participant's Recordkeeping Account.

          7.3. The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account will remain part of the general assets of the Company.

          7.4. A Participant may not make any separate cash payment into the Recordkeeping Account.

     8.   RIGHT TO ADJUST PARTICIPATION OR TO WITHDRAW.

          8.1. At any time before the end of a Purchase Period, any Participant may withdraw from the Plan. In such event, all future payroll deductions shall cease and the entire credit balance in the Participant's Recordkeeping Account will be paid to the Participant, without interest, as soon as administratively practicable following the withdrawal. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

          8.2. Notification of a Participant's election to withdraw from the Plan shall be made by filing an appropriate form with the Company.

     9. DISCONTINUATION OF EMPLOYMENT. If the employment of a Participant is discontinued for any reason, including death, disability or retirement during any Purchase Period, the Company shall refund in cash all amounts credited to his or her Recordkeeping Account as soon as administratively practicable following discontinuation of employment.

     10.  PURCHASE OF SHARES.

          10.1. As of the last day of the Purchase Period, the entire credit balance in each Participant's Recordkeeping Account will be used to purchase shares (excluding fractional shares) of Common Stock (subject to the limitations of Section 5).

          10.2. Certificates for the number of whole shares of Common Stock, determined as aforesaid, purchased by each Participant shall be issued and delivered to him or her as soon as administratively practicable after the end of each Purchase Period. No Certificates for fractional shares will be issued. Instead, Participants will receive a cash distribution representing any fractional shares.

     11. RIGHTS AS A STOCKHOLDER. A Participant shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to such shares, including the right to receive any dividends which may be declared by the Company, until (i) he or she actually has paid the purchase price for such shares and (ii) certificates have been issued to him or her, both as provided in
Section 10.

     12. RIGHTS NOT TRANSFERABLE. A Participant's rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer the same shall be null and void and without effect. The amounts credited to a Recordkeeping Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

     13. ADMINISTRATION OF THE PLAN. This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation and application of this Plan, and all such determinations shall be conclusive and binding on all parties.

     14. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in the Common Stock of the Company by reason of stock dividends, split-ups, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and the like, the aggregate number and class of shares available under this Plan and the number, class and purchase price of shares available but not yet purchased under this Plan, shall be adjusted appropriately by the Committee.

     15. REGISTRATION OF CERTIFICATES. Stock certificates will be registered in the name of the Participant, or jointly in the name of the Participant and another person, as the Participant may direct on an appropriate form filed with the Company.

     16. AMENDMENT OF PLAN. The Board of Directors may at any time amend this Plan in any respect which shall not adversely affect the rights of Participants pursuant to shares previously acquired under the Plan, except that, without stockholder approval on the same basis, no amendment shall be made (i) to increase the number of shares to be reserved under this Plan, (ii) to decrease the minimum purchase price, (iii) to withdraw the administration of this Plan from the Committee, or (iv) to change the definition of employees eligible to participate in the Plan.

     17. EFFECTIVE DATE OF PLAN. The Plan shall be effective August 1, 1998, for the offering commencing August 1, 1998, and ending January 2, 1999, and continuing on a semi-annual basis thereafter. All rights of Participants in any offering hereunder shall terminate at the earlier of (i) the day that Participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all Participants. Upon termination of this Plan, shares of Common Stock shall be purchased and issued to Participants in accordance with Section 10, and cash, if any, remaining in the Participants' Recordkeeping Accounts shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period.

     18. GOVERNMENTAL REGULATIONS AND LISTING. All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the shares of Common Stock purchasable on the last day of the Purchase Period applicable to such shares, and if such a registration statement shall not then be effective, the term of such Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to a national securities exchange or a national market system, covering the shares of Common Stock under the Plan upon official notice of issuance.

     19.  MISCELLANEOUS.

          19.1. This Plan has been approved by the stockholders of the Company on July 25, 1998.

          19.2. This Plan shall not be deemed to constitute a contract of employment between the Company and any Participant, nor shall it interfere with the right of the Company to discontinue the employment of any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under this Plan.

          19.3. Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural and the plural may be read as the singular.

          19.4. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

          19.5. Delivery of shares of Common Stock or of cash pursuant to the Plan shall be subject to any required withholding taxes. A person entitled to receive shares of Common Stock may, as a condition precedent to receiving such shares, be required to pay the Company a cash amount equal to the amount of any required withholdings.

              EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY
                                805 HANLON DRIVE

[EXCELSIOR-HENDERSON LOGO SUPERIMPOSED OVER A PICTURE OF THE
EXCELSIOR-HENDERSON SUPER X MOTORCYCLE AT THE BEACH.]
                         BELLE PLAINE, MINNESOTA 56011

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Daniel L. Hanlon and David P. Hanlon, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes such Proxies to represent and to vote, as designated below, all the shares of Common Stock of Excelsior-Henderson Motorcycle Manufacturing Company held of record by the undersigned on May 26, 1998, at the Annual Meeting of Shareholders to be held on July 25, 1998, or any adjournment thereof.

PROXY

1. ELECTION OF DIRECTORS. Nominees to the Board of Directors are Daniel L. Hanlon, David P. Hanlon, John B. Donahue, Wayne M. Fortun and David R. Pomije, all for a one-year term.

     / /  FOR ALL NOMINEES     / /  WITHHOLD AUTHORITY
     LISTED ABOVE
     (except as marked to the  to vote for all nominees
     contrary below)           listed above

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
________________________________________________________________________________

2. APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED CAPITAL STOCK TO 32,000,000 SHARES

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. APPROVAL OF THE EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY AMENDED AND RESTATED 1995 STOCK PLAN

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.   APPROVAL OF THE EXCELSIOR-HENDERSON TEAM STOCK PURCHASE PLAN

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5. RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP as independent public accountants of the Company for the 1998 fiscal year.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        ________________________________________
                                        Signature
                                        ________________________________________
                                        Signature if held jointly
                                        Dated: _________________________________

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        ENVELOPE